United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 8, 2009
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers
(e)
On June 8, 2009, at the Annual Meeting of Shareholders of UTi Worldwide Inc. (the “Company”), the Company’s shareholders approved the UTi Worldwide Inc. 2009 Long-Term Incentive Plan (the “2009 LTIP”) and the UTi Worldwide Inc. Executive Incentive Plan (the “Executive Incentive Plan”). The Board of Directors previously adopted the 2009 LTIP, and the Compensation Committee of the Board previously adopted the Executive Incentive Plan, both subject to shareholder approval.
The following summaries of the 2009 LTIP and the Executive Incentive Plan are qualified in their entirety by reference to the texts of the 2009 LTIP and the Executive Incentive Plan, which were previously filed with the Securities and Exchange Commission (“SEC”) as Appendix A and Appendix B, respectively, to the Company’s proxy statement filed with the SEC on May 14, 2009.
Summary of the 2009 LTIP
The purpose of the 2009 LTIP is to (a) enhance the Company’s ability to attract highly qualified personnel; (b) strengthen the Company’s retention capabilities; (c) enhance the long-term performance and competitiveness of the Company; and (d) align the interests of award recipients with the interests of the Company’s shareholders.
Under the 2009 LTIP, 6,250,000 of the Company’s ordinary shares, no par value (the “Ordinary Shares”) are available for issuance, subject to adjustment as provided for in the 2009 LTIP. Awards under the 2009 LTIP may take the form of stock options (including “incentive stock options” to employees of the Company and certain affiliates), stock appreciation rights (“SARs”), restricted shares, restricted share units, unrestricted shares, deferred share units, and performance-based awards.
Employees, directors, consultants and non-employees to whom an offer of employment has been or is being extended by the Company or any of its subsidiaries are eligible to receive awards under the 2009 LTIP. Under the 2009 LTIP, however, no participant may receive stock options or SARs under the 2009 LTIP that relate to more than 1,000,000 Ordinary Shares, and the maximum performance-based award that any one participant may earn in any one performance period is $3,000,000 (or 1,000,000 Ordinary Shares if settled in Ordinary Shares).
Either the Board of Directors or a committee appointed by the Board shall administer the 2009 LTIP. The Compensation Committee of the Board or its successor will administer the 2009 LTIP unless otherwise determined by the Board. As administrator of the 2009 LTIP, the Compensation Committee has express authority to determine the recipients of awards, the number of Ordinary Shares, units or dollars to be covered by each award, and the terms and conditions of awards, and has broad discretion to prescribe, amend and rescind rules relating to the 2009 LTIP and its administration and to interpret, construe and otherwise administer the 2009 LTIP and all award agreements. The Board may amend or terminate the 2009 LTIP as it shall deem advisable subject to certain amendments requiring shareholder approval.

The number and kind of shares subject to the 2009 LTIP and each award outstanding or to be granted, any and all maximum limits on the number of Ordinary Shares that may be delivered under the 2009 LTIP, any exercise price for awards and any other relevant provisions are subject to equitable adjustment in the event of (i) a share dividend, split or combination; (ii) a share exchange; (iii) a recapitalization, merger in which the Company is the surviving corporation, or a spin-off or split-off of an Affiliate; or (iv) other change in the Company’s capital stock.
A more detailed summary description of the 2009 LTIP may be found in the Company’s proxy statement filed with the SEC on May 14, 2009 under the heading “Approval of the UTi Worldwide Inc. 2009 Long-Term Incentive Plan (Proposal 3) — Summary of the 2009 LTIP.”
Summary of the Executive Incentive Plan
The Executive Incentive Plan is a component of the Company’s overall strategy to compensate its employees for delivering measurable results and is intended to satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).
The Compensation Committee (or such other committee later designated by the Board) will administer the Executive Incentive Plan and will interpret and determine all questions pertaining to the Executive Incentive Plan and take any action it deems necessary or advisable for the proper administration of the Executive Incentive Plan.
Subject to the terms of the Executive Incentive Plan, the Compensation Committee has the sole discretion to determine the amounts, terms and conditions of each award, as well as the executive officers of the Company or of any subsidiary of the Company who are eligible to receive awards under the Executive Incentive Plan. Awards under the Executive Incentive Plan will generally be payable in cash after the end of the relevant performance period. With respect to any fiscal year, however, the maximum amount payable to a participant under an award is $3,000,000.
Subject to the terms of the Executive Incentive Plan, the Compensation Committee has complete discretion over determining (a) the performance period for measuring performance; (b) the performance goals based on business and financial criteria and the target levels of performance; and (c) a formula for calculating a participant’s award based on actual performance and the pre-established performance goals. The performance periods and goals may differ from participant to participant.
A more detailed summary description of the 2009 LTIP may be found in the Company’s proxy statement filed with the SEC on May 14, 2009 under the heading “Approval of the UTi Worldwide Inc. Executive Incentive Plan (Proposal 4) — Summary of the Executive Incentive Plan.”

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1	UTi Worldwide Inc. 2009 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement filed May 14, 2009)

10.2	UTi Worldwide Inc. Executive Incentive Plan (incorporated by reference to Appendix B to the Company’s proxy statement filed May 14, 2009)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: June 10, 2009	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President — Enterprise Support Services & General Counsel

Exhibit Index

Exhibit	Description

10.1	UTi Worldwide Inc. 2009 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement filed May 14, 2009)

10.2	UTi Worldwide Inc. Executive Incentive Plan (incorporated by reference to Appendix B to the Company’s proxy statement filed May 14, 2009)